Exhibit 10.24

Amendment

(“Amendment”)

to the

Manufacturing Agreement

between

Advanced Power Technology

A Delaware Corporation located in 405 S.W. Columbia Street, Bend, Oregon 97702, USA,

accepting rights and obligations for itself and its subsidiaries and affiliates

(hereinafter “APT”)

and

Infineon Technologies AG

St.-Martin-Str. 53, 81669 München, Germany

Including its majority owned subsidiaries

(hereinafter “Infineon”)

(both hereinafter referred to as “Party” or “Parties”)

This Amendment is effective as of the 1st day of January, 2002.

WHEREAS,  APT and Siemens Aktiengesellschaft (hereinafter “Siemens”) entered into a Manufacturing Agreement for the procurement of IGBT products including discrete packaged product and wafers on October 14, 1997 (hereinafter “Agreement”);

WHEREAS, the Agreement has been assigned by Siemens to Infineon Technologies AG and APT has agreed to such assignment (hereinafter “Infineon”)

WHEREAS, both Parties wish to amend the Agreement to reflect

•                  revised IGBT pricing for shipments to APT during Calendar Year (“CY”) 2002. (January 1, 2002 thru December 31, 2002)

•                  the expansion of the scope of the Agreement to include products manufactured with Infineon’s CoolMOS and Silicon Carbide technologies.

•                  Additional changes as stated below

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, both Parties wish to reconfirm their long-term commitment to cooperate for the mutual benefit of both companies in a business relationship where APT purchases certain Infineon products, markets, and re-sells those products under APT’s brand name.

WHEREAS, both Parties understand and agree that the business defined by purchases by APT from Infineon has the potential to be on the order of [ * ] US dollars through the calendar year 2003. This potential is based on assumptions that include: reasonable procurement lead-times, competitiveness of die pricing versus market level pricing, timely response from Infineon on technical as well as commercial issues.

WHEREAS, both Parties agree that APT will do its best to generate new business opportunities for these products.

WHEREAS, both Parties agree to exchange mutually agreed upon and relevant commercial and technical information regarding these products in the spirit of both helping each other promote and grow their respective businesses.

WHEREAS, both Parties agree to conduct regular business reviews on a regular basis and no less than once per calendar year.

NOW, THEREAFTER the parties agree to the following terms and conditions:

1.               All references to part prices in the Agreement shall be replaced by those listed in Attachment 1 of this Amendment and shall apply to all applicable products shipped to APT effective January 1, 2002. All prices are in US Currency.

2.               Prices listed in Attachment 1 will be reviewed at least once per calendar year or more frequently as mutually agreed upon in the event that business opportunities present themselves that warrant price adjustment consideration.

3.               In the event both Parties cannot agree on price revisions those prices listed in Attachment 1 at the time shall remain in effect.

4.               Incoterms. The “incoterms 1990” in clause 11 A of the Agreement are replaced by “incoterms 2000”.

5.               Property Rights.  “US Patents” in Section 10 of the Agreement are replaced by “any Patents”.

6.               Export Control Regulations. The Parties agree to inform each other about any export or re-export restrictions and regulations and about the Export Control Classification Numbers (ECCN) relating to Product(s). BUYER guarantees to comply with any export or re-export restrictions and regulations relating to Product(s)

7.               Disclosure of this Amendment. This Amendment is confidential information. Infineon hereby expressly gives its consent to have this Amendment filed with the US SEC with the restriction that information such as that related to pricing, volume, and other special arrangements be omitted.

8.               Except as otherwise explicitly amended hereby, the terms and conditions of the Agreement and its amendments shall remain in full force and effect

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

ADVANCED POWER TECHNOLOGY	INFINEON TECHNOLOGIES AG

By	By

Date	Date

By	By

Date	Date

Attachment 1

Infineon Datasheet Part No.	Description	Infineon Internal Part No.	Chip Size Mils	Chips per 6” Wafer	Previous Price	Price Effective 1-Jan- 2002	Infineon Datasheet Part No.	Description	Infineon Internal Part No.	Chips per 8” Wafer	APT Part no.	Previous Price	Price Effective 1-Jan- 2002

IGBT							CoolMOS
BUP212	TO220	L7131M			[ * ]	[ * ]	SIPC26N60C3	20A/600V C3-Chip	L5503T	950		—	[ * ]
BUP213	TO220	L7141M			[ * ]	[ * ]	SIPC69N60C3	47A/600V C3-Chip	L5543T	350		—	[ * ]
SGP06N60	TO220	L7212F			[ * ]	[ * ]	SIPC19N80C3	11A/800V C3-Chip	L5641T	1450		—	[ * ]
SGP10N60	TO220	L7222F			[ * ]	[ * ]	SIPC26N80C3	17A/800V C3-Chip	L5631T	1080		—	[ * ]
SGP15N60	TO220	L7232F			[ * ]	[ * ]
SGP20N60	TO220	L7242F			[ * ]	[ * ]	thinQ! SiC
SGP20N60HS	TO220				[ * ]	[ * ]	SIDC01D60SIC2	4A/600V-Chip	L4804A	1100		—	[ * ]
SGP30N60	TO220	L7262F-060			[ * ]	[ * ]	SIDC02D60SIC2	6A/600V-Chip	L4814A	650		—	[ * ]
SGP30N60HS	TO220				[ * ]	[ * ]	SIDC03D60SIC2	10A/300V-Chip	L4821A	480		—	[ * ]
SIGC121T120R2C	CHIP	L7171M-120	436x436	108	[ * ]	[ * ]
SIGC121T120R2CS	CHIP	L7171T-120	433x433	106	[ * ]	[ * ]
SIGC12T60SN	CHIP	L7222F-060	138x138	1219	[ * ]	[ * ]
SIGC14T60SN	CHIP	L7232F-060	150x150	1032	[ * ]	[ * ]
SIGC156T120RC	CHIP	L7181M-120	496x496	82	[ * ]	[ * ]
SIGC156T120R2CS	CHIP	L7181T-120	496x496	82	[ * ]	[ * ]
SIGC16T120C	CHIP	L7131M-120	159x157	898	[ * ]	[ * ]
SIGC16T120CS	CHIP	L7131S-120	159x157	898	[ * ]	[ * ]
SIGC18T60SN	CHIP	L7242F-060	169x169	796	[ * ]	[ * ]
SIGC25T120C	CHIP	L7141M-120	178x225	555	[ * ]	[ * ]
SIGC25T120CS	CHIP	L7141S-120	178x225	555	[ * ]	[ * ]
SIGC25T60SN	CHIP	L7262F-060	178x225	566	[ * ]	[ * ]
SIGC42T120C	CHIP	L7151M-120	259x255	334	[ * ]	[ * ]
SIGC42T120CS	CHIP	L7151S-120	259x255	334	[ * ]	[ * ]
SIGC42T120CS2	CHIP	L7151T-120	259x255	334	[ * ]	[ * ]
SIGC42T60N	CHIP	L7272E-060	256x256	337	[ * ]	[ * ]
SIGC42T60SNC	CHIP		256x256	337	[ * ]	[ * ]
SIGC81T120R2C	CHIP	L7161M-120	357x354	167	[ * ]	[ * ]
SIGC81T120R2CS	CHIP	L7161T-120	357x354	167	[ * ]	[ * ]
SIGC81T60N	CHIP	L7462E-060	354x354	169	[ * ]	[ * ]
SIGC81T60SNC	CHIP		354x354	169		[ * ]
SKW20N60HS	DuoPack		169x169	796		[ * ]
SKW30N60HS	DuoPack		177x225	566		[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

Attachment 1

Effective 1/1/04

V	IN	VCEsatmax	VGEthtyp	RGinttyp	Type	BNR GF52	area [mm(2)]	Chips/ wafer	Price 2004 [$/pcs.]
600	6	2,50	5,0		SIGC07T60NC	35372063	6,80	2249	[ * ]
600	10	2,50	5,5		SIGCI2T6ONC	35372049	12,30	1219	[ * ]
600	10	2,50	5,5		SIGCI IT6ONC	35372073	10,60	1414	[ * ]
600	15	2,50	5,5		SIGCI4T6ONC	35372061	14,40	1032	[ * ]
600	20	2,50	5,5		SIGCI8T6ONC	35372060	18,50	796	[ * ]
600	30	2,50	5,5		SIGC25T6ONC	35372066	25,70	566	[ * ]
600	50	2,50	5,5		SIGC42T6ONC	35372072	42,30	337	[ * ]
600	75	2,50	5,5		SIGC6IT6ONC	35372048	61,44	230	[ * ]
600	100	2,50	5,5		SIGC8IT6ONC	35372040	80,82	169	[ * ]
600	150	2,50	5,5	5,0	SIGCI2I T6ONR2C	35372032	121,00	106	[ * ]
600	200	2,50	5,5	5,0	SIGCI56T6ONR2C	35372071	156,30	84	[ * ]
600	2	2,50	4,0		SIGCO3T6OSNC	35372003	3,17	4833	[ * ]
600	4	2,50	4,0		SIGCO5T6OSNC	35372002	5,24	2900	[ * ]
600	6	2,50	4,0		SIGCO7T6OSNC	35371703	6,80	2249	[ * ]
600	10	2,50	4,0		SIGCI2T6OSNC	35372014	12,30	1219	[ * ]
600	10	2,50	4,0		SIGCI IT6OSNC	35371536	10,60	1414	[ * ]
600	15	2,50	4,0		SIGCI4T6OSNC	35370352	14,40	1032	[ * ]
600	20	2,50	4,0		SIGCI8T6OSNC	35371983	18,50	796	[ * ]
600	30	2,50	4,0		SIGC25T6OSNC	35371555	25,70	566	[ * ]
600	50	2,50	4,0		SIGC42T6OSNC	35372195	42,30	337	[ * ]
600	100	2,50	4,0		SIGC8IT6OSNC	35372124	80,82	169	[ * ]
600	200	2,50	4,0	5,0	SIGCI56T6OSNR2C	35371924	156,30	84	[ * ]
600	6	3,15	4,0		SIGCO7T6OUN // SKB06N60H	35372802	6,80	2292	[ * ]
600	15	3,15	4,0		SIGCI5T6OUN // SGB/SKB15N6	35372801	14,60	1022	[ * ]
600	20	3,15	4,0		SIGCI8T6OUN	35371984	18,50	796	[ * ]
600	30	3,15	4,0		SIGC25T6OUN	35371901	25,70	566	[ * ]
1200	8	3,00	5,5		SIGCI6TI 20C	35370052	16,16	898	[ * ]
1200	15	3,00	5,5		SIGC25TI 20C	35370055	25,87	555	[ * ]
1200	25	3,00	5,5		SIGC42TI 20C	35370044	42,77	334	[ * ]
1200	50	3,00	5,5	5,0	SIGC8ITI 20R2C	35370053	81,54	167	[ * ]
1200	75	3,00	5,5	5,0	SIGCI2ITI2OR2C	35370054	122,77	108	[ * ]
1200	100	3,00	5,5	5,0	SIGCI56TI2OR2C	35370033	158,51	82	[ * ]
1200	8	2,60	5,5		SIGCI 6TI2OCL	35370080	16,16	898	[ * ]
1200	15	2,60	5,5		SIGC25TI2OCL	35370082	25,87	555	[ * ]
1200	25	2,60	5,5		SIGC42TI2OCL	35370083	42,77	334	[ * ]
1200	50	2,60	5,5	5,0	SIGC8ITI 2OR2CL	35370062	81,54	167	[ * ]
1200	75	2,60	5,5	5,0	SIGCI 21T1 2OR2CL	35370061	122,77	108	[ * ]
1200	100	2,60	5,5	5,0	SIGCI 56T1 2OR2CL	35370060	158,51	82	[ * ]
1200	150	2,60	5,5	2,0	SIGC223TI 2OR2CL	35370402	223,50	54	[ * ]
1200	2	3,50	4,0		SIGCO6TI2OCS	35370874	5,50	2734	[ * ]
1200	8	3,50	4,0		SIGCI6TI2OCS	35370504	16,16	898	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

V	IN	VCEsatmax	VGEthtyp	RGinttyp	Type	BNR GF52	area [mm(2)]	Chips/ wafer	Price 2004 [$/pcs.]
1200	15	3,50	4,0		SIGC25TI2OCS	35370753	25,90	555	[ * ]
1200	25	3,50	4,0		SIGC42TI2OCS	35370609	42,77	334	[ * ]
1200	15	3,70	5,5		SIGC25TI2OCS2	35372343	25,90	555	[ * ]
1200	25	3,70	5,5		SIGC42TI2OCS2	35371331	42,77	334	[ * ]
1200	50	3,70	5,5	5,0	SIGC8ITI 2OR2CS	35371178	81,50	167	[ * ]
1200	75	3,70	5,5	5,0	SIGCI 21T1 2OR2CS	35371266	122,77	108	[ * ]
1200	100	3,70	5,5	5,0	SIGCI 56T1 2OR2CS	35371329	158,50	82	[ * ]
1200	150	3,70	5,5	2,0	SIGC223TI 2OR2CS	—	223,50	54	[ * ]
1200	1	2,60	4,0		SIGCO3TI200	35371938	2,90	5232	[ * ]
1200	2	2,60	4,0		SIGCO6TI200	35372013	5,40	2797	[ * ]
1200	8	2,10	5,8		SIGCI2TI2O	35371457	12,40	1200	[ * ]
1200	15	2,10	5,8		SIGC2OTI2O	35371432	19,70	748	[ * ]
1200	25	2,10	5,8	8,0	SIGC32TI2OR3	35370983	31,60	454	[ * ]
1200	35	2,10	5,8	6,0	SIGC4I T120R3	35371199	41,40	350	[ * ]
1200	50	2,10	5,8	4,0	SIGC57TI2OR3	35371433	57,20	246	[ * ]
1200	75	2,10	5,8	10,0	SIGC84TI2OR3	35371040	83,50	164	[ * ]
1200	100	2,10	5,8	7,5	SIGCI 09T1 20R3	35371198	109,30	124	[ * ]
1200	150	2,10	5,8	5,0	SIGCI 58T1 20R3	35370984	157,80	86	[ * ]
1700	17,0	3,20	5,5	10,0	SIGC42TI 70R2C	35370195	42,40	328	[ * ]
1700	50,0	3,20	5,5	5,0	SIGCIO4TI7OR2C	35370197	103,63	129	[ * ]
1700	75,0	3,20	5,5	5,0	SIGCI44TI7OR2C	35370051	149,50	93	[ * ]
1700	100,0	3,20	5,5	2,5	SIGCI85TI7OR2C	35370192	185,00	69	[ * ]
1700	29	2,40	5,8	8,0	SIGC42TI7OR3	—	42,00	338	[ * ]
1700	50	2,40	5,8	9,5	SIGC68TI7OR3	35380211	67,90	204	[ * ]
1700	75	2,40	5,8	8,5	SIGCI OITI 70R3	35380290	100,60	136	[ * ]
1700	100	2,40	5,8	7,5	SIGCI 28T1 70R3	35380286	128,40	104	[ * ]
1700	125	2,40	5,8	5,0	SIGCI 58T1 70R3	35372786	158,00	86	[ * ]
1700	150	2,40	5,8	5,0	SIGCI 86T1 70R3	35380218	185,80	69	[ * ]
2500	62	4,10	5,5		SIGCI88T25OC	35372077	187,7	69	[ * ]
3500	50	3,60	5,5	2,2	SIGCI 88T350AR2C	35372076	187,7	69	[ * ]
6500	25	4,20	6,7	1,2	SIGCI88T63OR2CH	35372798	188,2	69	[ * ]

V	IN	VFmax (V)	Type 6”	area [mm(2)]	chips/ wafer	Price 2004 [$/pcs.]
600	2 / 3	1.75 / 1.95	SIDC02D60F6	1,7	9156	[ * ]
600	4 / 6	1.75 / 1.95	SIDC03D60F6	2,7	5676	[ * ]
600	6 / 9	1.75 / 1.95	SIDC04D60F6	3,4	4497	[ * ]
600	10 / 15	1.75 / 1.95	SIDC06D60F6	6,0	2520	[ * ]
600	15 / 22.5	1.75 / 1.95	SIDC07D60AF6	7,0	2156	[ * ]
600	15 / 22.5	1.75 / 1.95	SIDC07D60F6	7,2	2102	[ * ]
600	20 / 30	1.75 / 1.95	SIDC09D60F6	9,0	1667	[ * ]
600	30 / 45	1.75 / 1.95	SIDC14D60F6	14,4	1018	[ * ]
600	10	1,55	SIDC06D60E6	6,0	2520	[ * ]
600	15	1,55	SIDC07D60E6	7,0	2156	[ * ]
600	20	1,55	SIDC09D60E6	9,0	1667	[ * ]
600	30	1,55	SIDC14D60E6	14,4	1018	[ * ]
600	50	1,55	SIDC23D60E6	22,8	644	[ * ]
600	75	1,55	SIDC30D60E6	30,3	482	[ * ]
600	100	1,55	SIDC42D60E6	42,3	334	[ * ]
600	150	1,55	SIDC56D60E6	56,3	248	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

V	IN	VFmax (V)	Type 6”	area [mm(2)]	chips/ wafer	Price 2004 [$/pcs.]
600	200	1,55	SIDC81D60E6	81,0	169	[ * ]
1200	2	2,40	SIDC03D120F6	3,2	4759	[ * ]
1200	5	2,40	SIDC06D120F6	6,0	2520	[ * ]
1200	7	2,40	SIDC08D120F6	8,1	1850	[ * ]
1200	15	2,40	SIDC14D120F6	14,4	1018	[ * ]
1200	25	2,40	SIDC23D120F6	22,8	644	[ * ]
1200	35	2,60	SIDC30D120F6	30,3	482	[ * ]
1200	50	2,60	SIDC42D120F6	42,3	334	[ * ]
1200	75	2,60	SIDC56D120F6	56,3	248	[ * ]
1200	100	2,60	SIDC81D120F6	81,0	169	[ * ]
1200	5	2,20	SIDC06D120E6	6,0	2520	[ * ]
1200	15	2,20	SIDC14D120E6	14,4	1018	[ * ]
1200	25	2,20	SIDC23D120E6	22,8	644	[ * ]
1200	35	2,20	SIDC30D120E6	30,3	482	[ * ]
1200	50	2,20	SIDC42D120E6	42,3	334	[ * ]
1200	75	2,20	SIDC56D120E6	56,3	248	[ * ]
1200	100	2,20	SIDC81D120E6	81,0	169	[ * ]
1200	10	2,40	SIDC06D120EP6	6,0	2520	[ * ]
1200	25	2,40	SIDC14D120EP6	14,4	1018	[ * ]
1200	24	1,60	SIDC10D120G6	10,2	1480	[ * ]
1200	35	1,60	SIDC14D120G6	14,4	1018	[ * ]
1200	55	1,60	SIDC23D120G6	22,8	644	[ * ]
1200	0.6 / 0.8	1.95 / 2.10	SIDC01D120H6	1,3	11812	[ * ]
1200	3 / 4	1.95 / 2.10	SIDC03D120H6	3,2	4759	[ * ]
1200	7.5 / 9	1.95 / 2.10	SIDC06D120H6	6,0	2520	[ * ]
1200	10 / 12	1.95 / 2.10	SIDC08D120H6	8,1	1850	[ * ]
1200	15 / 18	1.95 / 2.10	SIDC10D120H6	10,2	1480	[ * ]
1200	25 / 30	1.95 / 2.10	SIDC14D120H6	14,4	1018	[ * ]
1200	35	1,95	SIDC23D120H6	22,8	644	[ * ]
1200	37.5 / 45	1.95 / 2.10	SIDC22D120H6	21,9		[ * ]
1200	50	1,95	SIDC30D120H6	30,3	482	[ * ]
1200	75	1,95	SIDC42D120H6	42,3	334	[ * ]
1200	100	1,95	SIDC53D120H6	53,3	304	[ * ]
1200	150	1,95	SIDC81D120H6	81,0	169	[ * ]
1700	50	2,50	SIDC42D170E6	42,25	340	[ * ]
1700	75	2,50	SIDC56D170E6	56,25	248	[ * ]
1700	100	2,50	SIDC73D170E6	72,76	190	[ * ]
1700	50	2,1	SIDC32D170H	32,49	442	[ * ]
1700	75	2,1	SIDC46D170H	46,24	304	[ * ]
1700	100	2,1	SIDC59D170H	59,29	238	[ * ]
1700	150	2,1	SIDC78D170H	78,278	178	[ * ]
1700	150	2,1	SIDC85D170H	84,64	160	[ * ]
1700	200	2,1	SIDC110D170H	110,25	122	[ * ]
1700	300	2,1	SIDC161D170H	161,29	80	[ * ]
2500	125	3,2	SIDC185D250A6	184,96	67	[ * ]
3300	100	3,5	SIDC185D350A6	184,96	67	[ * ]
3300	100	3,2	SIDC185D350FS	184,96	67	[ * ]
6300	50	4,5	SIDC185D650	184,96	67	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED